SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2025

iQSTEL Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Securities registered pursuant to Section 12(b) of the Act: None

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of iQSTEL Inc., a Nevada corporation (the “Company”), has approved a reverse stock split of the Company’s authorized, issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-80 (the “Reverse Stock Split”). The Reverse Stock Split was effective on May 2, 2025 (the “Market Effective Date”).

Reason for the Reverse Stock Split

The Reverse Stock Split was effected solely in an effort to enable the Company to meet the minimum share price requirement of the NASDAQ Capital Market (i.e., $4.00 per share) for its common stock in connection with a planned uplisting of its common stock to the NASDAQ Capital Market. The Reverse Stock Split, however, may not result in the Company’s common stock meeting the minimum price requirements of the NASDAQ Capital Market for any period of time, including the required time period required by NASDAQ Capital Market Rules, and the Company’s previously filed application to uplist its common stock to the NASDAQ Capital Market may not be approved in the future. As a result, the Company’s common stock may never be approved for uplisting on the NASDAQ Capital Market.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Common Stock began trading on a split-adjusted basis on the OTCQX on the Market Effective Date under the trading symbol “IQSTD.” In connection with the Reverse Stock Split, the CUSIP number for the Common Stock changed to 46265G 206. The fifth character “D” will be removed from the Company’s trading symbol after 20 business days if the stock is still trading on the OTCQX, or upon the listing of the Company’s common stock on Nasdaq, whichever occurs first. At that time, the Company’s trading symbol will revert to “IQST.”

Split Adjustment; Treatment of Fractional Shares. The total number of shares of Common Stock held by each stockholder of the Company was converted automatically into the number of shares of Common Stock equal to: (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Stock Split divided by (ii) 80. Any fractional share of Common Stock that would otherwise result from the Reverse Stock Split is being rounded to the next whole number. As a result, no cash or other consideration is being paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split.

Certificate of Change; Shareholder Approval. The Company effected the Reverse Stock Split pursuant to the Company’s filing of a Certificate of Change (the “Certificate”) with the Nevada Secretary of State on April 30, 2025, in accordance with Nevada Revised Statutes 78.209. The Certificate became effective at 12:00 a.m. on May 2, 2025. A copy of the Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference. Shareholder approval of the Reverse Stock Split was not required under Nevada law, as (i) both the number of authorized shares of Common Stock and the number of outstanding shares of Common Stock are proportionally reduced as a result of the Reverse Stock Split, (ii) the Reverse Stock Split does not adversely affect any other class of stock of the Company, and (iii) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. Those shares of the Company’s common stock held by stockholders through a brokerage account will automatically adjust to reflect the 1-for-80 share reverse split. It is not necessary that stockholders holding shares of the Company’s common stock in certificated form exchange their existing stock certificates for new stock certificates in connection with the reverse split, although stockholders may do so if they wish.

Capitalization. Prior to the Reverse Stock Split, the Company was authorized to issue 300,000,000 shares of Common Stock. As a result of the Reverse Stock Split, the Company is authorized to issue 3,750,000 shares of Common Stock. As of May 2, 2025, there were 210,710,170 shares of Common Stock outstanding. As a result of the Reverse Stock Split, there are approximately 2,633,878 shares of Common Stock outstanding (subject to adjustment due to the effect of rounding fractional shares into the next whole number). The Reverse Stock Split did not have any effect on the stated par value of the Common Stock.

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Prior to the Reverse Stock Split, the Company was authorized to issue 1,200,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). The Reverse Stock Split did not have any effect on the Company’s authorization to issue 1,200,000 shares of Preferred Stock. Proportional adjustments will also be made to all the Company’s outstanding securities including the shares issuable in connection with the Company’s outstanding convertible preferred stock, stock options, and warrants. The Reverse Stock Split did not have any effect on the stated par value of the Preferred Stock.

Item 7.01 Regulation FD Disclosure.

On May 1, 2025, the Company issued a press release announcing the Reverse Stock Split. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01. The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

SECTION 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Change, filed May 1, 2025
99.1	Press Release, dated May 1, 2025

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias
Chief Executive Officer

Date May 2, 2025

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